CONSENT

Consent (this “Consent”), dated as of September 19, 2017, by TCA Global Credit Master Fund, LP, a limited partnership organized and existing under the laws of the Cayman Islands (“TCA”).

WHEREAS, TCA and certain other parties entered into that certain Intercreditor Agreement, dated March 20, 2017 (the “Intercreditor Agreement”);

WHEREAS, Rennova Health, Inc. a Delaware corporation (“Rennova”), has entered into a Securities Purchase Agreement, dated as of August 31, 2017 (the “Purchase Agreement”), with each purchaser identified on the signature pages thereto;

WHEREAS, this Consent is a condition to the consummation of the transactions contemplated by the Purchase Agreement; and

WHEREAS, TCA is not obligated to execute this Consent and, but for the terms and conditions herein contained, would not execute this Consent.

NOW, THEREFORE, for good and valuable consideration, the parties hereto agree as follows:

1. Rennova hereby agrees (i) on the date hereof, to pay TCA in an amount equal to $400,000, which such amount shall be applied to amounts currently outstanding and owing to TCA by Rennova and the Credit Parties (as defined below); (ii) on the date hereof, to pay counsel to TCA in an amount equal to $3,500, which such amount shall be in consideration of legal services provided in connection with this Consent and documents prepared in connection herewith; (iii) as soon as possible, but in any event not later than October 31, 2017, to pay TCA an amount equal to $300,000, which such amount shall be applied to amounts currently outstanding and owing to TCA by Rennova and the Credit Parties; (iv) as soon as possible, but in any event not later than November 30, 2017, to pay TCA an amount equal to $300,000, which such amount shall be applied to amounts currently outstanding and owing to TCA by Rennova and the Credit Parties; and (v) as soon as possible, but in any event not later than December 31, 2017, to pay any and all then outstanding and owing amounts to TCA by Rennova and the Credit Parties, including, but not limited to, all then outstanding interest, principal, fees, advisory fees, and expenses. This is an amendment to Schedule A attached to the Side Letter agreement between the parties, dated March 20, 2017.

2. By its execution hereof, Rennova hereby consents to the payment contained in items 1(i) and 1(ii) above from the proceeds of the Debentures and hereby instructs Shutts & Bowen LLP (“Shutts”) to make payment directly to Lucosky Brookman LLP, as counsel to TCA, from the proceeds of the Debentures. Shutts hereby agrees to make the payments contained in items 1(i) and 1(ii) above directly to Lucosky Brookman LLP, as counsel to TCA, by wire transfer immediately upon and concurrently with the funding to Rennova. Payments shall be made to the attorney escrow account of Lucosky Brookman LLP, counsel to TCA (Account Name: Lucosky Brookman LLP Attorney Trust Account; Bank: HSBC Bank N.A.; Routing Number: 021001088; Account Number: 387008438).

3. Subject to the satisfaction of the payments contained in items 1(i) and 1(ii) above, TCA hereby consents (i) to the Purchase Agreement and the consummation of the transactions contemplated therein and (ii) to have the Debentures (as defined in the Purchase Agreement) be included in the Intercreditor Agreement as part of the Sabby Management Loan (as defined in the Intercreditor Agreement).

4. Rennova, Medytox Solutions, Inc., Health Technology Solutions, Inc., Medytox Institute of Laboratory Medicine, Inc., Medical Billing Choices Inc., Medytox Diagnostics, Inc., Medytox Medical Marketing & Sales, Inc., PB Laboratories, LLC, Biohealth Medical Laboratory Inc., Alethea Laboratories, Inc., International Technologies, LLC, EPIC Reference Labs, Inc., Clinlab, Inc., Medical Mime, Inc., Epinex Diagnostics Laboratories, Inc., Epinex Diagnostics Laboratories, Inc., and Platinum Financial Solutions, LLC, (together, the “Credit Parties”) hereby acknowledges, represents, warrants and confirms to TCA that: (i) each of the Transaction Documents (as defined in the TCA Credit Agreement (as defined in the Intercreditor Agreement) executed by Rennova and the Credit Parties, respectively and as applicable, are valid and binding obligations of Rennova and the Credit Parties, respectively and as applicable, enforceable against each of them in accordance with their respective terms; (ii) all other Obligations (as defined in the TCA Credit Agreement) of Rennova and the Credit Parties shall be and continue to be and remain secured by and under the Transaction Documents and all UCC-1 Financing Statements filed in connection therewith; and (iii) TCA’s security interests are and remain valid, perfected, first-priority security interests (subject only to the Intercreditor Agreement).

5. Rennova and the Credit Parties hereby agree that failure to satisfy any of the items contained in paragraph 1 above on or prior to the dates specified therein shall constitute an immediate Event of Default (as defined in the TCA Credit Agreement). In addition to any and all rights and remedies contained in the TCA Credit Agreement and the TCA Loan Documents (as defined in the Intercreditor Agreement), (i) upon the occurrence of an Event of Default due to Rennova’s failure to pay the amounts provided in paragraph 1 above on or before the dates therein provided, Rennova and the Credit Parties shall pay TCA an amount equal to $250,000 as liquidated damages, in addition to any and all amounts outstanding and owing to TCA by Rennova and the Credit Parties in connection with the TCA Credit Agreement and the TCA Loan Documents; and (ii) upon the occurrence of an Event of Default, TCA shall be permitted to file a Confession of Judgement against Rennova and the Credit Parties (in the form attached hereto as Exhibit A) with any State or Federal court.

6. Except as expressly provided herein, the Intercreditor Agreement remains in full force and effect and the terms of this Consent are subject to and governed by the terms of the Intercreditor Agreement.

7. As a material inducement for TCA to execute this Consent, each of the Credit Parties hereby releases, waives, discharges, covenants not to sue, acquits, satisfies and forever discharges TCA and its respective successors and assigns, from any and all claims whatsoever in law or in equity which the Credit Parties, or any one of them, ever had, now have, or which any successor or assign of the Credit Parties hereafter can, shall or may have against TCA and its respective successors and assigns, for, upon or by reason of any matter, cause or thing whatsoever related to the Transaction Documents through the date hereof. In addition to, and without limiting the generality of foregoing, the Credit Parties further covenant with and warrant unto TCA, that there exist no claims, counterclaims, defenses, objections, offsets or other claims against TCA.

8. This Consent shall be governed by and construed in accordance with the laws of the State of Nevada without regard to choice of law principles. Any dispute arising under or relating to or in connection with this letter agreement shall be subject to the exclusive jurisdiction and venue of the State and/or Federal courts located in Broward County, Florida. This letter agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

[signature pages follow]

IN WITNESS WHEREOF, this Consent is executed and delivered as of the date first written above.

TCA GLOBAL CREDIT MASTER FUND, LP

By:	TCA Global Credit Fund GP, Ltd.
Its:	General Partner

By:
Name:	Robert Press
Title:	Director

ACKNOWLEDGED AND AGREED:

SHUTTS & BOWEN LLP

By:
Name:
Title:

RENNOVA HEALTH, INC.

By:
Name:
Title:

Subscribed and sworn to before me by ________________ on this ___ day of ______________ 2017.

____________________________________

Notary Public

MEDYTOX SOLUTIONS, INC.

By:
Name:
Title:

Subscribed and sworn to before me by ________________ on this ___ day of ______________ 2017.

____________________________________

Notary Public

HEALTH TECHNOLOGY SOLUTIONS, INC.

By:
Name:
Title:

Subscribed and sworn to before me by ________________ on this ___ day of ______________ 2017.

____________________________________

Notary Public

MEDYTOX INSTITUTE OF LABORATORY MEDICINE, INC.

By:
Name:
Title:

Subscribed and sworn to before me by ________________ on this ___ day of ______________ 2017.

____________________________________

Notary Public

MEDICAL BILLING CHOICES, INC.

By:
Name:
Title:

Subscribed and sworn to before me by ________________ on this ___ day of ______________ 2017.

____________________________________

Notary Public

MEDYTOX DIAGNOSTICS, INC.

By:
Name:
Title:

Subscribed and sworn to before me by ________________ on this ___ day of ______________ 2017.

____________________________________

Notary Public

MEDYTOX MEDICAL MARKETING & SALES, INC.

By:
Name:
Title:

Subscribed and sworn to before me by ________________ on this ___ day of ______________ 2017.

____________________________________

Notary Public

PB LABORATORIES, LLC

By:
Name:
Title:

Subscribed and sworn to before me by ________________ on this ___ day of ______________ 2017.

____________________________________

Notary Public

BIOHEALTH MEDICAL LABORATORY, INC.

By:
Name:
Title:

Subscribed and sworn to before me by ________________ on this ___ day of ______________ 2017.

____________________________________

Notary Public

ALETHEA LABORATORIES, INC.

By:
Name:
Title:

Subscribed and sworn to before me by ________________ on this ___ day of ______________ 2017.

____________________________________

Notary Public

INTERNATIONAL TECHNOLOGIES, LLC

By:
Name:
Title:

Subscribed and sworn to before me by ________________ on this ___ day of ______________ 2017.

____________________________________

Notary Public

EPIC REFERNCE LABS, INC.

By:
Name:
Title:

Subscribed and sworn to before me by ________________ on this ___ day of ______________ 2017.

____________________________________

Notary Public

CLINLAB, INC.

By:
Name:
Title:

Subscribed and sworn to before me by ________________ on this ___ day of ______________ 2017.

____________________________________

Notary Public

MEDICAL MIME, INC.

By:
Name:
Title:

Subscribed and sworn to before me by ________________ on this ___ day of ______________ 2017.

____________________________________

Notary Public

EPINEX DIAGNOSTICS LABORATORIES, INC.

By:
Name:
Title:

Subscribed and sworn to before me by ________________ on this ___ day of ______________ 2017.

____________________________________

Notary Public

PLATINUM FINANCIAL SOLUTIONS, LLC

By:
Name:
Title:

Subscribed and sworn to before me by ________________ on this ___ day of ______________ 2017.

____________________________________

Notary Public